Dentsply Sirona Retains Wellspect Healthcare as a Portfolio Business Following Comprehensive Review of Strategic Alternatives Determined that Wellspect will Deliver Greater Financial and Strategic Benefits to Stockholders as Part of the Company Charlotte, N.C., September 8, 2025 - DENTSPLY SIRONA Inc. (“Dentsply Sirona” or the "Company") (Nasdaq: XRAY) today announced that the Company has completed the evaluation of strategic alternatives for its Wellspect Healthcare business (“Wellspect”), which was announced in February 2025. As a part of its review process, Dentsply Sirona considered a range of potential opportunities for Wellspect, including a sale of the business. The Company conducted broad outreach, including engaging with multiple parties regarding their interest in Wellspect. Following extensive review and deliberation, Dentsply Sirona determined that retaining Wellspect as a subsidiary within its portfolio will create more value for Dentsply Sirona stockholders than the other alternatives available to the Company. “We are committed to improving patient outcomes and driving long-term value for Dentsply Sirona customers, employees and stockholders. To that end, after executing a comprehensive review of strategic alternatives for Wellspect, we are confident that retaining the business will deliver greater financial and strategic benefits to stockholders than the other options available,” said Dan Scavilla, President and Chief Executive Officer of Dentsply Sirona. “Wellspect is a category leader in the global continence care market with a high-quality product pipeline, strong cash flow generation and significant untapped market potential. The recent investments we’ve made in Wellspect are generating results, and we believe that the business will continue to play an important role in our strategy to deliver durable, profitable growth across the entire Dentsply Sirona portfolio.” Scavilla continued, “Since stepping into the CEO role in August, I have met with investors, customers, partners, employees and other stakeholders to understand their perspectives on our business. While it’s clear to me from those discussions that our foundation is solid, it is evident that we need to do more to improve the customer experience and move faster as an organization while delivering stronger financial and operational performance. I look forward to sharing more about our strategic priorities and future growth plans in the months ahead.” Wellspect is a leading provider of bladder and bowel care products with an over 40-year history. Through its comprehensive portfolio of products and accessories from trusted brands like LoFric® and Navina™, Wellspect has delivered organic sales growth in recent years, including mid-single digit growth in 2024. Wellspect is well-positioned in the large and growing continence care space, which has an estimated $2 billion addressable market. About Dentsply Sirona

Dentsply Sirona is the world’s largest diversified manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solutions offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world-class brands. Dentsply Sirona’s innovative products provide high-quality, effective and connected solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Contact Information Investors: Wade Moody Senior Manager, Investor Relations InvestorRelations@dentsplysirona.com Press: Marion Par-Weixlberger Vice President, Public Relations & Corporate Communications +43 676 848414588 marion.par-weixlberger@dentsplysirona.com Forward-Looking Statements and Associated Risks All statements in this Press Release that do not directly and exclusively relate to historical facts constitute "forward-looking statements." Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control, including those described in Part I, Item 1A, "Risk Factors" of the Company's most recent Annual Report on Form 10-K, Part II, Item 1A, "Risk Factors" of the Company's Quarterly Reports on Form 10-Q for any subsequent fiscal quarters, and any updating information or other factors which may be described in the Company's other filings with the Securities and Exchange Commission (the "SEC"). No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. We do not undertake any obligation to update or release any revisions to any forward- looking statement or to report any events or circumstances after the date of this Press Release or to reflect the occurrence of unanticipated events. Investors should understand it is not possible to predict or identify all such factors or risks. As such, you should not consider the risks identified in the Company's SEC filings to be a complete discussion of all potential risks or uncertainties associated with an investment in the Company.